SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported)
                                  June 25, 2002





                           WHG BANCSHARES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Maryland                         0-27606                 52-1953867
----------------------------          -------------            --------------
(State or other jurisdiction          (SEC File No.)            (IRS Employer
     of incorporation)                                         Identification
                                                                   Number)


1505 York Road, Lutherville, Maryland                                21093
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:  (410) 583-8700
                                                     --------------




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                           WHG BANCSHARES CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events
---------------------

     On June 25, 2002, the Registrant issued a press release announcing the results of voting at its Special Meeting of Stockholders held on that date.

     For further details, reference is made to the Press Release dated June 25, 2002, which is attached hereto as Exhibit 99 and incorporated herein by this reference.



Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
---------------------------------------------------------------

Exhibit 99 -- Press Release dated June 25, 2002.
----------

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              WHG BANCSHARES CORPORATION



Date: June 25, 2002                           By: /s/Peggy J. Stewart
      -------------                               ------------------------------
                                                  Peggy J. Stewart
                                                  President and Chief
                                                  Executive Officer